Investor Presentation   Tom Stallings, Chief Executive Officer   Glen Shipley, Chief Financial Officer   October 18-19, 2011

  Safe Harbor    Statements included that are not historical facts (including any statements concerning plans and objectives   of management for future operations or economic performance, or assumptions or forecasts related   thereto), are forward-looking statements. These statements can be identified by the use of forward-looking   terminology including “forecast,” “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue” or   other similar words. These statements discuss future expectations, contain projections of results of   operations or of financial condition or state other “forward-looking” information. We and our   representatives may from time to time make other oral or written statements that are also forward-looking   statements.    These forward-looking statements are made based upon management’s current plans, expectations,   estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of   risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual   results could differ materially from those expressed or implied in the forward-looking statements.    Because these forward-looking statements involve risks and uncertainties, actual results could differ   materially from those expressed or implied by these forward-looking statements for a number of important   reasons. EasyLink Services International Corporation expressly disclaims any intention or obligation to revise   or update any forward-looking statements whether as a result of new information, future events, or   otherwise.    Except for the historical information and discussion contained herein, statements contained in this   presentation may constitute forward-looking statements within the meaning of the Private Securities   Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors   that could cause actual results to differ materially from those indicated by such forward-looking   statements. These and other risk factors are set forth under the caption "Risk Factors" in the Company's   Annual Report on Form 10-K, the Company's quarterly reports on Form 10-Q and the Company's other filings   with the Securities and Exchange Commission. These filings are available on a website maintained by the   Securities and Exchange Commission at www.sec.gov.      2   Safe Harbor:

  Agenda    Overview   EasyLink Services International Corporation    The Opportunity   Delivering Enterprise Communications   Applications Over the Cloud    Solutions, Customers, and Growth Strategy    Team    Financials    Summary    Questions and Answers   3   Agenda:

EasyLink Services   4   Overview:   Cloud Delivered Enterprise Communications Applications   Business Integration Network   EDI VAN   Services   EDI   Managed   Services   Managed   File   Transfer   Web EDI   Desktop   Messaging   Notifica-   tions   Production   Messaging   Document   Capture &   Manage-   ment

Investor Snapshot   5   Overview (continued):    Exchange: NASDAQ Capital Markets    Ticker: ESIC    Headquarters: Atlanta, GA    International Headquarters: London and Tokyo    Employees: 540+    Shares Outstanding: 31.75M    Market Cap1: $169.9M    Enterprise Value2: $244.7M         1 Market Cap is calculated using shares outstanding and Oct. 14, 2011 closing share price   2 Enterprise Value = Market Cap as stated above + Total Debt - Total Cash & Short Term Investments as of July 31, 2011

 Rich history of moving complex business   applications to the cloud       Highly-profitable “Application-as-a-Service”   business model built on cloud delivered services   including Document Imaging, eDocument Workflow,   Fax2Mail, Multimodal Electronic Notification and   Supply-chain Messaging       97%+ recurring revenue       Number 1 globally in cloud-based enterprise fax       Established worldwide footprint       Managing over 5 million transactions a day       Strong business momentum   • $164.8 million in record annual revenue   • $24.7 million in record annual net income   • $41.6 million in record annual adjusted EBITDA   EasyLink Services   Overview (continued):   Cloud Delivered Applications         AaaS   6

Enterprise Cloud-based AaaS = High Growth Market    The total market for enterprise cloud-   based services will grow from $12.1 billion   in 2010 to $35.6 billion in 2015       Spending on enterprise communications   applications is expected to grow to $17.7   billion in 2015       Our addressable market for cloud   delivered enterprise communications   applications is >$1B in size   7   Opportunity:   Source: Davidson Consulting, Gartner Group, Analysis Mason, 2010   Logos are owned by respective companies

Market Disrupting Transition to The Cloud    According to Research and Markets, “the overall fax service industry will   increase from $925 million in 2007 to $1.7billion in 2012, a 12.5% compound   annual growth rate (CAGR).”    Fax machine market keeps falling, profit margins are getting thinner    50% of the $400M annual fax server market will shift to the cloud by 20141         8   Opportunity (continued):   Source: 1Davidson Consulting, Gartner Group, Analysis Mason, 2010   Logos are owned by respective companies   EXAMPLE: Moving fax from inside the four walls to the cloud

Why Fax? 15.3 Million* Fax Pages Sent/Received Every Day   Fax is deeply ingrained as enterprise’s   most trusted platform for secure   delivery of legal documents and   information       Intersection between ECM, Unified   Communications and ERP Ecosystems    Universal, flexible formats: .tiff, .jpeg,   .pdf, etc.    Legally accepted and binding    Compliance and internal control friendly    Highly reliable    Provides proof of delivery    Immune to viruses and malware    Economical    Paperless -> Environmentally Friendly               *Davidson Consulting      Opportunity (continued):   •AT&T Intros   “Wirephoto”   1910   1925   1980   2011   •First Fax Network   Linking Berlin,   London and Paris   •4 Million Fax Machines    in use in US   •5.6 Billion Pages Faxed   Per Year   9

Business Integration Network   EDI VAN   Services   EDI Managed   Services   Managed   File Transfer   Web EDI   Desktop   Messaging   Notifica-   tions   Production   Messaging   Document   Capture &   Management   10   …Delivered Over the “Business Integration Network”   Solutions:   Business Integration   Network (BIN)       Delivers over cloud    Offers leading   redundancy    Scales on-demand    Handles complex   integrations    Accessed globally    Provides security    100% outsourced    Monitored   24/7/365

Global Blue Chip Customer Base    30,000 enterprise   customer accounts    Serving 65 of Fortune 100   with a presence in 95   countries    1.8 billion transactions   annually    Multi-year contracts            Customers:   11

Product   Diverse Revenue Generation   Customers (continued):   Industry   Geography International Revenue   12

Competitive Differentiators    100% outsourced and managed risk       Global scale and leadership       Broader portfolio of applications       Complex integration experience       Low total cost of ownership            13   Customers (continued):

Organic Growth and Through M&A    Organic Growth   • Desktop Messaging is growing double digits   • Capture new enterprise accounts transitioning to the cloud   • Cross-sell broader portfolio of applications into existing 30,000   customer accounts maximizing the number of services per customer   • Expand global sales and marketing investments to address adjacent   market areas   • Usage volumes indicate stability and growth in key business lines    M&A   • Add additional applications to sell over the business integration   network   • Acquire new revenues and customer accounts   • Extend global reach 14   Growth Strategy:

Proven Ability to Drive EBITDA Through M&A    Six acquisitions in six years    Strong integration track record with   focus on driving synergies    Produced results   • Significant cash flow from new   businesses   • More diverse industry base   • Expanded application portfolio   • Increased geographic, customer   and integration scale   • More viable partnership network   15   Growth Strategy (continued):

Strong, Experienced Leadership Team   16   Executive Title Experience   Years at   EasyLink   Industry   Experience   Tom Stallings Chief Executive   Officer & Director   IBM, Oracle 7 35+   Glen Shipley Chief Financial   Officer KPMG, Melita   6 30+   Terri Deuel EVP Worldwide   Customer Care   IBM, CSI 6 28+   Kevin Maloney EVP Worldwide   Sales & Marketing   IBM, Check Point 3 30+   Pat Harper SVP Worldwide   Operations   ACS, DEC 2*      24+   Jim Braun VP Worldwide   Development      Xpedite, Atl. Simulation 15* 25+   Team:   *Includes experience at newly acquired Xpedite

Financial Overview   17   Financial Overview:   Glen Shipley, Chief Financial Officer

Financial Overview    Fiscal Year: August 1 – July 31    FY 2011 Results reflect approximately 9   months of contribution from the Xpedite   acquisition    Integration synergies are taking effect   • At or near record revenues, cash flow   and gross profit forecasted    Continuing integration efforts   • Data center consolidations   • Office and geographical consolidations   18   Financial Overview (continued):

Q4 and Annual FY 2011 Highlights   19   Financial Overview (continued):   Q4   FY 2011   FY 2011   Revenue $46.8M $164.8M   Gross Profit $30.4M $107.9M   Operating Income $5.5M $22.4M   Adjusted EBITDA* $10.9M $41.6M   Non-GAAP Basic income per   share   $0.32 $0.81   Aggregated New Contract Value $2.9M $7.0M   *Please see GAAP to non-GAAP reconciliation at on slide 25 and 26

Balance Sheet Highlights   20   Financial Overview (continued):   Q4   FY 2011   at July 31, 2011   Cash $30.2M   Total Current Assets $67.6M   Goodwill and Intangible Assets $142.1M   Total Current Liabilities (excluding current debt) $27.9M   Net Debt $78.1M

Cash Available to Pay Down Debt   21   Financial Overview (continued):   Sensitivity Analysis Scenario   1   Scenario   2      Scenario   3      Annual adjusted EBITDA $40M $45M $50M   Estimated annual capital expenses ($3.5M) ($3.5M) ($3.5M)   Principal payment on debt ($16.5M) ($16.5M) ($16.5M)   Estimated Interest expense ($5.2M) ($5.2M) ($5.2M)   Average cash taxes ($4.1M) ($5.6M) ($7.0M)   Free cash flow available to pay down debt $10.7M $14.2M $17.8M   For illustrative purposes only   As debt is paid down, significant value transfers to   EasyLink’s equity holders   $10.125M in additional debt   paid down since July 31, 2011

Guidance for Fiscal Year Ending July 31, 2012   22   Financial Overview (continued):      FY 2012   Estimate   Revenue $190M   Adjusted EBITDA $46 to $48M   GAAP Basic Net Income Per Share $0.55 - $0.60

Summary    Our success is based on a cloud   computing business model which   includes 97%+ recurring revenue and   fixed-cost leverage       We have a large, diverse customer   base with a global footprint and top   market position       We have an excellent track record of   generating significant cash flow for   which we believe is the underlying   value of any company            23   Summary:

Questions and Answers   24   Questions and Answers:

EBITDA Reconciliation (refer to slide 19)   25   Financial Appendix:   Q4   FY 2011   FY    2011   Net Income $16,450 $24,696   Interest 1,636 5,699   Taxes (12,424) (7,326)   Depreciation and Amortization 3,578 13,533   Non-cash Compensation 708 1,634   Acquisition and Integration related costs 911 3,326   Adjusted EBITDA $10,859 $41,562   in thousands

Non-GAAP Basic Net Income Per Common Share   Reconciliation (refer to slide 19)   26   Financial Appendix:   Q4   FY 2011   2011   GAAP basic net income per common share $0.54 $0.76    Non-GAAP Adjustments:    Amortization $0.09 $0.31    Stock Compensation $0.02 $0.05    Acquisition Expenses $0.03 $0.11    Non-cash Interest $0.01 $0.03    Valuation Allowance $(0.39) $(0.39)    Non-GAAP Tax Effect $0.02 $(0.12)    Non-cash Dividends -- $0.06   Non-GAAP basic net income per common   share   $0.32 $0.81